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                                                                   Exhibit 10.11

                             APPLIED INNOVATION INC.
                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN


          1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Applied Innovation Inc., a Delaware corporation (the "Company"), and any current or future Parent or Subsidiary thereof (the "Company Group") by the granting of stock options (the "Options") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or options which do not meet such requirements ("Non-Statutory Options").

         2. EFFECTIVE DATE. The Plan will become effective on April 25, 1996 (the "Effective Date").

         3. ADMINISTRATION.

                  (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder.

                  (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Options granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.

                  (c) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

         4. ELIGIBILITY.

                  (a) The Committee may grant Options and Tax Offset Payments, as defined in paragraph 10, to such Key Employees of (or, in the case of Non-Statutory Options only, to directors who are not employees of and to consultants and advisers who render services to) the Company or the Company Group as the Committee may select from time to time (the "Optionees"). The Committee may grant more than one Option to an individual under the Plan.

                  (b) [reserved].

                  (c) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting



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power of all classes of stock of the Company or of its Parent or any Subsidiary;
provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the Fair Market Value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(c) has no application to Options granted under the Plan as Non-Statutory Options.

                  (d) The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or the Company Group may not exceed $100,000. If an ISO which exceeds the $100,000 limitation of this paragraph 4(d) is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Non-Statutory Option pursuant to Section 422(d) of the Code. Except as otherwise provided in the preceding sentence, this paragraph 4(d) has no application to Options granted under the Plan as Non-Statutory Options.

          5. STOCK SUBJECT TO PLAN. The shares subject to Options under the Plan are the shares of common stock, $.01 par value, of the Company (the "Shares"). The Shares issued pursuant to Options granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares for which Options may be granted under the Plan may not exceed 2,000,000 shares, subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The maximum number of Shares for which Options may be granted under the Plan during the term of the Plan to any one individual may not exceed 750,000 shares subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The unpurchased Shares subject to terminated or expired Options may again be offered under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options will be general funds of the Company.

          6. TERMS AND CONDITIONS OF OPTIONS.

                  (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options and Tax Offset Payments granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced by stock option agreements in writing ("Stock Option Agreements"), in the form attached hereto as Exhibit A, or in such other form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 13 may be reflected in an amendment to, or restatement of, such Stock Option Agreements.

                  (b) The Committee may grant Options and Tax Offset Payments having terms and provisions which vary from those specified in the Plan if such Options or Tax Offset Payments are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

          7. PRICE. The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the Fair Market Value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the Fair Market Value will be determined in accordance with paragraph 26(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.

          8. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.


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          9. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the stock option agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and (b) the Optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

         10. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Optionees to offset a portion of the taxes which may become payable upon exercise of Non-Statutory Options or on certain dispositions of Shares acquired under ISOs ("Tax Offset Payments"). In the case of Non-Statutory Options, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the Fair Market Value of a Share on the date of exercise and the Option Price, and by the number of Shares as to which the Option is being exercised. If the Tax Offset Payment is being made on account of the disposition of Shares acquired under an ISO, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the Fair Market Value of a Share on the date of disposition, if less than the Fair Market Value on the date of exercise, and the Option Price, and by the number of Shares acquired under an ISO of which an Optionee is disposing. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Optionees in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

         11. EXERCISE OF OPTIONS.

                  (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if the Optionee's employment is terminated other than as a result of disability or death or For Cause, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company's assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 13(b) or paragraph 13(c), whichever paragraph applies; and (iv) if a Change in Control occurs, all outstanding Options will be exercisable for the period specified in paragraph 13(d).

                  (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

                  (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee, as of such date of tender); (ii) with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:



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                         (A) written instructions to forward a copy of such
                notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                         (B) a copy of irrevocable instructions to the Broker to
                deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 18 of the Plan.

                (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 18.

       12. TERMINATION OF EMPLOYMENT.

                (a) Upon termination of an Optionee's employment with the Company or the Company Group, other than (i) termination of employment by reason of death or Disability, or (ii) termination of employment For Cause, the Optionee will have 30 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; provided, however, if such termination is a result of the Optionee's retirement with the consent of the Company, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 30-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.

                (b) Upon termination of employment by reason of death or Disability, the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

                (c) Upon termination of employment For Cause, all Options held by such Optionee will terminate effective on the date of termination of employment.

       13. STOCK SPLITS; MERGERS; REORGANIZATIONS; CHANGE IN CONTROL.

                (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares subject to outstanding Options and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Options, the provisions of the Plan and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

                (b) In the event of a change of the Company's common stock, $.01 par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a

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Change in Control, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

                (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this paragraph 13(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

                (d) If a Change in Control occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

         14. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Optionee or other person exercising the Option who is subject to section 16 of the 1934 Act by virtue of his or her relationship to the Company shall not sell or otherwise dispose of the Shares subject to the Option unless at least six months have elapsed from the date of the grant of the Option.

         15. RIGHTS AS SHAREHOLDER. The Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

         16. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option or Stock Option Agreement confers on any Optionee any right to continue in the employment or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Optionee. Options granted under the Plan will not be affected by any change of duties or position as long as the Optionee continues to be employed by the Company or any Parent or Subsidiary of the Company.

         17. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, the Committee, in its sole determination, may require the Optionee to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

         18. WITHHOLDING TAXES. The Company or any Parent or Subsidiary of the Company has the right (a) to withhold from any salary, wages, or other compensation for services payable by the Company or any Parent or Subsidiary of the Company to or with respect to an Optionee, or to demand payment from the Optionee or other person to whom the Company is delivering certificates for Shares purchased upon exercise of an Option of, amounts sufficient to satisfy any federal, state or local withholding tax liability attributable to such Optionee's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased under any Option or (b) to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations. The Committee, in its sole discretion, may permit an Optionee to elect to have Shares that would be acquired upon exercise of Options (valued at Fair Market Value as of the date of exercise) withheld by the Company in satisfaction of such Optionee's withholding tax liabilities.


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         19. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

       20. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law.

         21. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

         22. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

         23. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the shareholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

         24. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

         25. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Stock Option Agreements, and no term or provision of this Plan or of any Stock Option Agreements will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Stock Option Agreements.


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         26. DEFINITIONS.

                (a) Change In Control. A "Change in Control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

                (b) Disability. The term "Disability" means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee's usual and customary employment or service with the Company or the Company Group.

                (c) Fair Market Value. If the Shares are publicly traded, the term "Fair Market Value" as used in this Plan means (i) the closing price quoted in the Nasdaq National Market, if the shares are so quoted, (ii) the last quote reported by Nasdaq for small-cap issues, if the shares are so quoted, (iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the Fair Market Value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

                (d) Key Employees. The term "Key Employees" means those executive, administrative, operational and managerial employees of the Company Group who are determined by the Committee to be eligible for Options under the Plan.

                (e) Parent and Subsidiary. The terms "Parent" and "Subsidiary" as used in the Plan have the respective meanings set forth in sections 424(e) and (f) of the Code.

                (f) Termination For Cause. Termination of Employment "For Cause" means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its Parent or Subsidiary (following 30 days' written notice from the Company specifying the violation and the employee's failure to cure such violation within such 30-day period) or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.




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                                       APPLIED INNOVATION INC.



                                        By: /s/ Gerard B. Moersdorf, Jr.
                                            -------------------------------
                                              Gerard B. Moersdorf, Jr.


Adopted by the Board of Directors:    February 1, 1996
Adopted by the Stockholders:          April 25, 1996
Effective Date:                       April 25, 1996
Amended by the Board of Directors:    February 12, 1998
Approved by the Stockholders:         April 23, 1998
Amended by the Board of Directors:    December 3, 1998
Amended by the Board of Directors:    December 2, 1999